ADVISOR'S DISCIPLINED TRUST 206, 208, 209, 214, 216, 217, 218, 219, 223, 224,
 226, 227, 228, 229, 231, 232, 233, 234, 235, 236, 237, 238, 239, 240, 241, 242,
                    245, 248, 249, 250, 251, 252, 253 AND 259

                          SUPPLEMENT TO THE PROSPECTUS

     Effective June 16, 2008, Fixed Income Securities, Inc. (the sponsor, evaluator and supervisor of the trust) changed its name to Advisors Asset Management, Inc.

     Supplement Dated:  June 16, 2008
















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